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                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Starbucks Corporation ("Starbucks") on Form 10-Q for the period ended June 29, 2003, as filed with the Securities and Exchange Commission on August 8, 2003 (the "Report"), I, Orin C. Smith, president and chief executive officer of Starbucks, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Starbucks.


August 8, 2003                            /s/ MICHAEL CASEY
                                          -------------------------------------
                                          Michael Casey
                                          executive vice president and chief
                                          financial officer